Shareholders' Equity	6 Months Ended
Jun. 30, 2024
Shareholders' Equity [Abstract]
Shareholders’ Equity

Note 4 - Shareholders’ Equity

On April 10, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell, in a registered direct offering by the Company directly to the Purchaser (i) an aggregate of 1,732,000 ordinary shares, no par value; (ii) an aggregate of 1,248,000 pre-funded warrants, each representing the right to acquire one ordinary share at an exercise price of $0.0001 (either physically or on a net-cash basis at the Purchaser’s discretion), exercisable at any time upon their issuance until exercised in full and (iii) an aggregate of 2,980,000 Warrants, each representing the right to acquire one ordinary share at an exercise price of $1.50 (either physically or on a net-cash basis at the Purchaser’s discretion) and will expire on the fifth anniversary of the original issuance date. The gross proceeds were approximately $4.47 million. As part of the agreement, the Company also issued 70,964 ordinary shares as issuance expenses to the placement agent. Total issuance expenses in cash amounted to $0.16 million.

On June 26, 2024, the Company and the Purchaser reached an agreement to amend the terms of the warrants to extend the termination date from April 15, 2029 to October 12, 2029.

During the six month period ended June 30, 2024, the Company issued 873,000 ordinary shares following exercise of pre-funded warrants and vested RSU’s.